UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 8, 2023

Entergy Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana		70113
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2023, the board of directors (the “Board”) of Entergy Corporation (the “Company”) adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. Among other things, the Amended and Restated Bylaws:

•Expressly provide for stockholder meetings by remote communications;
•Clarify that the Board may postpone or reschedule any annual or special meeting of stockholders and the Board may cancel any annual or special meeting of stockholders other than a special meeting of stockholders called by stockholders;
•Clarify that the Board designates the chair of all stockholder meetings in the absence of either the Chair of the Board (who is the default chair of all stockholder meetings) or his or her designee acting as chair of the meeting, that the Board and the chair of the meeting have the power to regulate conduct at the meeting and that the chair of a stockholder meeting can adjourn the meeting, whether or not a quorum is present;
•Update provisions related to stockholder meeting adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the Delaware General Corporation Law;
•Clarify the procedures and mechanics related to proxies;
•Enhance the existing procedural mechanics and require additional disclosures in connection with stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and nominations of directors under the proxy access provisions of the Amended and Restated Bylaws) at stockholder meetings, including, without limitation, as follows:
◦Require that the nominating or proposing stockholder be a stockholder of record at the time of submitting a notice through the date of the applicable meeting;
◦For annual meetings, provide that if an annual meeting of stockholders is more than 60 (rather than 30) days after the anniversary of the previous year’s annual meeting of stockholders, or if no annual meeting of stockholders was held in the preceding year, notices of nomination or proposed business may be received no earlier than 120 days before such annual meeting nor later than the later of the close of business on (x) the 90th day before such annual meeting and (y) 10 days after the day on which public announcement of the annual meeting date is first made by the Company;
◦For special meetings, change the permissible timeframe for receipt of stockholder notices of nomination or proposed business such that notices may be received no earlier than 120 days before the special meeting nor later than the later of the close of business on (x) the 90th day before the special meeting and (y) the 10th day following the day on which public announcement of the date of the special meeting is first made by the Company;

◦Require additional disclosures regarding nominating and proposing stockholders, the business proposed, proposed nominees and other persons associated with nominating or proposing stockholders, including that proposed nominees make certain representations as to matters such as their intention to serve a full term if elected;
◦Require that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee within 10 days following the date of any request therefor;
◦Require nominating and proposing stockholders to update the information provided in the notice of nomination or proposal as of the record date and prior to the meeting and to notify the Secretary within two business days after becoming aware of any material inaccuracy or change in information previously submitted; and
◦Clarify that the number of candidates a stockholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting and that substitute nominations are prohibited;
•Provide that plurality voting will apply to the election of directors if, as of the 10th day before the Company first mails its notice of meeting for a stockholder meeting, the number of nominees exceeds the number of directors to be elected;
•Address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing the Company a remedy if a stockholder fails to satisfy the requirements of the Universal Proxy Rules, requiring nominating stockholders to make a representation as to whether they intend to use the Universal Proxy Rules and requiring stockholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five business days before the applicable meeting, etc.);
•Modify the procedures for director and officer resignations;
•Clarify the provisions related to waiver of notice by directors and stockholders;
•Establish the Chancery Court of the State of Delaware as the exclusive forum for certain actions, including certain stockholder and intra-corporate disputes, and establish the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended; and
•Make various other updates, including ministerial and conforming changes, and changes in furtherance of gender neutrality.

The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Entergy Corporation, effective as of December 8, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By: /s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: December 8, 2023

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